UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period:  June 30, 2023

Item 1. Reports to Stockholders.

(a)

GREENSPRING FUND

SEMI-ANNUAL REPORT

JUNE 30, 2023

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Fund

July 2023

Dear Fellow Shareholders,

During the second quarter, Greenspring Fund (the “Fund”) gained 3.43%, adding to the first quarter positive return to produce a 5.90% return for the first half of the year. During what has been a volatile period for the financial markets, we are pleased that our conservative investment approach continued to deliver solid results, while helping to shield the Fund from the more extreme price movements experienced over the last 18 months.

The quarter began with a period of relative calm as investors seemed to anticipate an economic slowdown that would allow the Federal Reserve (the “Fed”) to bring its interest rate hiking cycle to an end. As the quarter progressed, however, data indicated that economic activity continued to prove stronger and more resilient than expected. Upwardly revised first quarter GDP growth and significantly stronger-than-expected employment gains, combined with other encouraging economic data called into question the predictions for an imminent recession and strengthened expectations that the Fed may be able to engineer a “soft landing.” Although the Fed decided to “pause” from hiking rates at its June meeting, committee members forecasted two additional rate hikes this year - in contrast to market expectations – reflecting both the stronger economy and the need to further combat stubbornly high inflation. Interest rates quickly moved back towards their cycle highs, pushing the performance of the 10-year U.S. Treasury Note into the red for the quarter. Equity prices moved higher, reflecting the stronger economic data and greater confidence in upcoming corporate earnings reports. Investor expectations for macroeconomic conditions and monetary policy were, once again, reset this quarter, and investors were reminded that expectations can change and evolve rapidly. Importantly, we were pleased to see a broadening out of the market leadership, after the very narrow leadership witnessed in the first five months of the year. Our focus on long-term, risk-adjusted performance should help us navigate through this unpredictable environment, while maintaining a keen focus on taking advantage of volatility when it presents itself.

Greenspring Fund Performance for the Periods Ended June 30, 2023
Quarter	3.43%
Year to Date	5.90%
1 Year	10.37%
3 Years*	15.21%
5 Years*	6.17%
10 Years*	5.98%
15 Years*	5.96%
20 Years*	6.87%
Since inception on 7/1/83*	8.91%
Expense Ratio**	1.11%

*	Annualized.
**	As stated in Prospectus dated 5-1-23. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfunds.com.

INFLUENCES on FUND PERFORMANCE

The Fund’s equity and fixed income securities both contributed to the positive quarterly and year-to-date performances with the overwhelming majority of the gains coming from the positive performance of the Fund’s equity holdings. Holdings within the Industrial sector, spread among a diverse group of companies and industries, were the largest positive contributor to performance with almost all the stocks producing positive returns. The Fund’s holdings within the Financial sector had the greatest negative impact on performance. Most of the bank stocks declined in value, while the insurance and

Greenspring Fund

financial services holdings produced mixed results. The individual securities that had the greatest influence on the Fund’s performance, in order of magnitude, were the common shares of KBR, Inc., Republic Services, EMCOR Group, Levi Strauss & Co. and MYR Group. With the exception of Levi Strauss, all of these holdings made positive contributions to performance.

KBR provides professional and technological solutions to the U.S. government, its allies and various industrial markets. The stock price rose over 18% in the quarter, driven by a strong first quarter earnings report, which also laid out a positive longer-term outlook. In its Government Services business, KBR continues to exceed its profitability goals, while securing long-term contracts in areas the government is prioritizing, including activity related to NASA engineering and mission support operations, the Ukraine/Russia conflict, and next-generation technology development. Within its Sustainable Technology segment, KBR is benefiting from growing global investment in sustainable energy solutions especially with respect to green ammonia and hydrogen. The Company also secured a sizeable contract with a JV partner to provide engineering and project management services for an expansion of an existing U.S. Gulf Coast LNG plant. With KBR’s asset-light business model, this improving outlook for revenue growth should translate to strong free cash flow growth, which we expect management to deploy in a variety of ways to the benefit of shareholders.

Republic Services, a long-time and large Fund holding, performed well in the quarter, generating a total return of almost 14%. Republic’s stock price got a nice boost when the company released its first quarter earnings report at the end of April, with earnings exceeding expectations as pricing gains outpaced cost inflation, leading to enhanced profitability. The integration of last year’s acquisition of U.S. Ecology continues to produce positive, better-than-expected results. Looking forward, we expect continued solid fundamental performance led by higher pricing and waste volume growth. In addition, the acquisition environment remains attractive, and we expect Republic to continue using its strong balance sheet and free cash flow to purchase and rapidly integrate its smaller competitors, generating attractive returns for shareholders.

EMCOR Group is one of the largest electrical and mechanical construction, energy management, and facilities services companies in the United States. Mechanical and electrical construction services involve the design and installation of electrical, plumbing, heating and air conditioning systems. Contracts are either for large construction projects or for smaller projects involving renovation and retrofit work. Facilities services operations involve operating, maintaining and repairing the increasingly complex mechanical, electrical, voice, data, fire and security systems found in today’s industrial, commercial and government buildings. EMCOR’s share price moved higher by almost 14% during the quarter, as the company reported strong earnings and a growing backlog of future project work. EMCOR is well positioned to benefit from a number of strong industry trends that we believe will continue to provide opportunities for growth. These trends include developing the resources and infrastructure required for the expansion of electric vehicle use, the construction of U.S.-based high-tech and life sciences manufacturing plants, expansion and upgrades to data centers to support

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
6/30/23
KBR, Inc.	9.1%
Republic Services, Inc.	9.0%
MYR Group, Inc.	5.3%
EMCOR Group, Inc.	4.9%
Johnson Controls International plc	4.0%
T-Mobile USA, Inc.	3.6%
Ziff Davis, Inc.	3.2%
DuPont de Nemours, Inc.	2.9%
Medtronic plc	2.5%
Primis Financial Corp.	2.4%

Greenspring Fund

artificial intelligence, the expansion of healthcare facilities, and a broad set of projects designed to improve energy efficiency and sustainability.

PORTFOLIO ACTIVITY

The Fund’s largest equity purchase during the quarter was of additional shares of Primo Water Corporation. As discussed in last quarter’s letter, Primo is a market-leading, pure-play water solutions company providing businesses and consumers with access to clean drinking water in convenient and environmentally-friendly ways. With a largely “razor/razorblade” model, Primo sells water dispensers near cost, with future water delivery and self-service exchange and refill services priced at higher profitability. The share price moved lower during the quarter, but, given our confidence in the underlying fundamentals and outlook for the Company, we purchased additional shares at what we consider to be an even more attractive valuation. We still see a favorable environment for both sales growth and management’s ability to enhance profitability through organizational improvements and optimizing delivery routes to increase density and reduce fuel costs. The industry remains highly fragmented, which provides Primo the opportunity to grow by acquiring regional competitors. Management also remains focused on reducing balance sheet leverage, as well as continuing to grow its dividend, strategies that should serve to increase shareholder value.

We also took advantage of a decline in the share price of Avid Technologies to purchase additional shares. Avid Technology is a provider of software and hardware used for digital video and audio production. As the global market leader, Avid is well-positioned to benefit from the tailwinds created by the digitalization of media creation and consumption. Software tools allow virtually anyone, from large studios to individuals, to create and distribute content. In addition, the proliferation of streaming services and social media outlets has dramatically increased the supply of, and the demand for, creative content. Avid is currently in a multi-year transition to a software-as-a-service (SaaS) sales model, which lowers the upfront cost and increases flexibility for creators while creating a more recurring revenue stream with higher profitability and free cash flow for the company. After the stock price declined due to concerns related to hardware supply chain issues and the Writers Guild of America strike, we purchased shares at what we considered an attractive price relative to Avid’s normalized free cash flow and long-term growth prospects, As Avid moves past these issues, we expect the share price to respond favorably.

We also purchased additional shares of Levi Strauss & Co., one of the world’s largest brand-name apparel companies, selling under the Levi’s, Dockers, and Beyond Yoga brands. Levi’s, like most retailers, is facing some near-term headwinds from slower consumer spending and inventory reductions by its North American wholesale customers. However, we believe that these issues are manageable and largely reflected in the current stock price, with little credit being given for longer-term opportunities. As the global category leader, Levi’s should be more insulated than most, with strong brand equity, pricing power and relatively low exposure to low-priced retailers, where consumers have pulled back the most. Levi’s should also have far less need than many other apparel companies to heavily discount to clear out stale inventory, as its clothing has very low fashion risk. In addition, lower cotton prices and inventory levels should start to aid profitability and free cash flow later this year. We took advantage of share price weakness to buy shares at what we considered to be an attractive price relative to the Company’s earnings and free cash flow generation. With a solid growth outlook and opportunities to deploy capital, Levi’s should generate a strong long-term shareholder total return.

Other portfolio activity included various purchases and sales of portfolio securities as we worked to take advantage of market volatility and react to changes in underlying fundamentals and relative valuation. The most significant sales during the quarter included shares in Alphabet, Cisco Systems, Republic Services and Visa.

Greenspring Fund

OUTLOOK

The last 18 months exemplified one of Greenspring Fund’s core beliefs – that lower overall portfolio volatility helps to keep investors focused on their long-term goals and strategies, helping them achieve successful long-term returns. We seek to accomplish this by investing in companies that are run by strong, experienced management teams with a history of using their companies’ free cash flow in shareholder value-creating ways. By also seeking to identify companies with secular or company-specific tailwinds and attractive valuations, we try to insulate the Fund’s portfolio from severe market downturns, while participating in rising markets. Investors who perform better during market downturns have less temptation to “throw in the towel” and sell stocks at low valuations, when the market is often near its bottom.

Greenspring Fund
Portfolio Allocation
as of June 30, 2023

We remain excited about the opportunities that a broader equity market recovery can bring, and we will continue to strategically take advantage of opportunities where we can. We appreciate your trust and confidence in Greenspring Fund and look forward to updating you on our performance at the end of the third quarter.

Respectfully,

Charles vK. Carlson	Michael J. Fusting	Michael Goodman
Portfolio Manager	Co-Chief Investment Officer	Portfolio Manager
Co-Chief Investment Officer

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting capital expenditures. The gross domestic product (GDP) growth rate measures how fast the economy is growing. The rate compares the most recent quarter of the country’s economic output to the previous quarter.

Distributed by Quasar Distributors, LLC

Greenspring Fund

EXPENSE EXAMPLE For the Six Months Ended June 30, 2023 (Unaudited)

As a shareholder of Greenspring Fund, Incorporated (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense Ratio	Account Value	Account Value	During Period
	6/30/23	1/1/23	6/30/23	1/1/23 – 6/30/23(1)
Actual Expenses(2)	1.14%	$1,000.00	$1,059.00	$5.82
Hypothetical Example
for Comparison Purposes
(5% return before expenses)	1.14%	$1,000.00	$1,019.14	$5.71
(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
(2)	Based on the actual returns of 5.90% for the six month-period ended June 30, 2023.

Greenspring Fund

SCHEDULE OF INVESTMENTS at June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS: 85.9%

Apparel & Textiles: 2.3%
Levi Strauss & Co.	193,001	$2,785,004

Beverages – Soft: 1.9%
Primo Water Corp.#	184,676	2,315,837

Building Products: 0.7%
Advanced Drainage Systems, Inc.	7,316	832,414

Business & Professional Services: 1.5%
Dun & Bradstreet Holdings, Inc.	156,717	1,813,216

Business Software & Services: 2.2%
Amdocs Limited#	13,810	1,365,119
Avid Technology, Inc.*	52,572	1,340,586
		2,705,705
Chemicals: 3.8%
DuPont de Nemours, Inc.	49,831	3,559,927
Minerals Technologies, Inc.	998	57,575
The Sherwin-Williams Co.	3,845	1,020,924
		4,638,426
Commercial Banks & Thrifts: 5.9%
American National Bankshares, Inc.	35,987	1,042,903
OceanFirst Financial Corp.	30,012	468,787
Primis Financial Corp.	352,468	2,967,781
Shore Bancshares, Inc.	123,112	1,423,175
WSFS Financial Corp.	33,305	1,256,265
		7,158,911
Commercial Services & Supplies: 4.0%
Johnson Controls International plc#	71,685	4,884,616

Computer Communications: 1.0%
Cisco Systems, Inc.	23,626	1,222,409

Diversified Financial Services: 0.5%
Cannae Holdings, Inc.*	28,822	582,493

Electrical Equipment & Instruments: 1.9%
Emerson Electric Co.	14,825	1,340,032
nVent Electric plc#	20,000	1,033,400
		2,373,432
Engineering & Construction: 10.1%
EMCOR Group, Inc.	32,153	5,941,231
MYR Group, Inc.*	46,623	6,449,826
		12,391,057
Exploration & Production: 2.4%
EOG Resources, Inc.	25,226	2,886,863

Food & Beverage: 0.4%
Darling Ingredients, Inc.*	7,120	454,185

Food Distribution: 0.9%
US Foods Holding Corp.*	24,486	1,077,384

Healthcare Equipment & Supplies: 4.3%
Abbott Laboratories	10,080	1,098,922
Envista Holdings Corp.*	35,120	1,188,461
Medtronic plc#	34,172	3,010,553
		5,297,936
Information Technology Services: 8.9%
KBR, Inc.	168,086	10,935,675

Insurance: 3.7%
Chubb Limited#	8,894	1,712,629
W.R. Berkley Corp.	47,610	2,835,651
		4,548,280
Internet Retail: 0.5%
Amazon.com, Inc.*	4,934	643,196

Lodging: 2.0%
Wyndham Hotels & Resorts, Inc.	36,140	2,478,120

Media & Entertainment: 5.5%
Alphabet, Inc. – Class C*	23,290	2,817,391
Ziff Davis, Inc.*	55,160	3,864,510
		6,681,901
Oil Refining & Marketing: 0.2%
Phillips 66	2,813	268,304

Pharmaceuticals: 0.9%
Johnson & Johnson	6,335	1,048,569

Real Estate Investment Trust: 1.3%
American Homes 4 Rent	45,120	1,599,504

Specialty Chemicals: 0.7%
International Flavors & Fragrances, Inc.	10,754	855,911

Specialty Retail: 1.0%
Leslie’s, Inc.*	129,832	1,219,122

Transaction Processing Services: 1.1%
Visa, Inc. – Class A	5,783	1,373,347

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

SCHEDULE OF INVESTMENTS at June 30, 2023 (Unaudited) (Con’t)

	Shares	Value
COMMON STOCKS: 85.9% (Con’t)

Transportation & Logistics: 0.9%
United Parcel Service, Inc. – Class B	6,445	$1,155,266

Truck Dealerships: 1.2%
Rush Enterprises, Inc. – Class A	11,893	722,381
Rush Enterprises, Inc. – Class B	11,552	786,229
		1,508,610
Utilities: 1.6%
NextEra Energy, Inc.	26,555	1,970,381

Waste Management Services: 9.0%
Republic Services, Inc.	71,461	10,945,681

Wireless Telecommunication Services: 3.6%
T-Mobile USA, Inc.*	32,003	4,445,217

TOTAL COMMON STOCKS
(cost $56,652,489)		105,096,972

PREFERRED STOCKS: 2.0%

Oil & Gas Storage & Transportation: 2.0%
GasLog Partners LP,
Series A, 8.625%#º	85,792	1,904,582
Series B, 11.391%#º	21,061	507,570

TOTAL PREFERRED STOCKS
(cost $2,008,242)		2,412,152

EXCHANGE TRADED FUNDS: 2.3%
Invesco Solar ETF*	39,279	2,805,306

TOTAL EXCHANGE TRADED FUNDS
(cost $1,314,642)		2,805,306

	Principal
CONVERTIBLE BONDS: 1.1%@

Healthcare Equipment & Supplies: 0.3%
Haemonetics Corp., 6.081%, 3/1/26+	$500,000	427,949

Media & Entertainment: 0.8%
Ziff Davis, Inc., 1.750%, 11/1/26 144A	1,000,000	937,500

TOTAL CONVERTIBLE BONDS
(cost $1,311,768)		1,365,449

CORPORATE BONDS: 5.5%@

Aerospace & Defense: 0.7%
TransDigm, Inc., 6.375%, 6/15/26	839,000	829,131

Building Products: 0.3%
Griffon Corp., 5.750%, 3/1/28	369,000	345,499

Chemicals: 0.1%
The Scotts Miracle-Gro Co.,
4.500%, 10/15/29	120,000	103,272

Consumer Finance: 0.5%
Credit Acceptance Corp.,
6.625%, 3/15/26	500,000	480,914
5.125%, 12/31/24 144A	150,000	145,753
		626,667
Energy Midstream: 0.6%
Antero Midstream Partners LP /
Antero Midstream Finance Corp.,
7.875%, 5/15/26 144A	100,000	101,514
New Fortress Energy, Inc.,
6.750%, 9/15/25 144A	625,000	586,956
		688,470
Food & Staples Retailing: 0.2%
Safeway, Inc., 7.450%, 9/15/27	273,000	280,355

Household & Personal Products: 0.1%
Coty, Inc., 6.500%, 4/15/26 144A	115,000	114,115

Lodging: 0.4%
Arrow Bidco LLC, 9.500%,
3/15/24 144A	406,000	407,178
Marriott Ownership Resorts, Inc.,
4.750%, 1/15/28	141,000	127,081
		534,259

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

SCHEDULE OF INVESTMENTS at June 30, 2023 (Unaudited) (Con’t)

	Principal	Value
CORPORATE BONDS: 5.5%@ (Con’t)

Machinery: 0.6%
EnPro Industries, Inc.,
5.750%, 10/15/26	$803,000	$779,633

Media & Entertainment: 0.2%
Cinemark USA, Inc.,
8.750%, 5/1/25 144A	300,000	304,883

Metals & Mining: 0.6%
Cleveland-Cliffs, Inc., 5.875%, 6/1/27	752,000	734,669

Retail: 0.4%
Signet U.K. Finance plc,
4.700%, 6/15/24#	510,000	496,666

Software & Services: 0.4%
Consensus Cloud Solutions, Inc.,
6.000%, 10/15/26 144A	539,000	489,627

Utilities: 0.4%
NRG Energy, Inc.,
6.625%, 1/15/27	164,000	162,947
5.750%, 1/15/28	285,000	270,348
		433,295
TOTAL CORPORATE BONDS
(cost $7,022,161)		6,760,541

	Shares
SHORT-TERM INVESTMENTS: 2.4%

Money Market Funds: 2.4%^
First American Treasury
Obligations Fund,
Institutional Share Class, 5.035%º	2,978,578	2,978,578
TOTAL SHORT-TERM INVESTMENTS
(cost $2,978,578)		2,978,578
TOTAL INVESTMENTS IN SECURITIES
(cost $71,287,880): 99.2%		121,418,998
Other Assets and Liabilities 0.8%		921,515
NET ASSETS: 100.0%		$122,340,513

*	Non-income producing security.
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of June 30, 2023, the value of  these investments was $3,087,526 or 2.52% of total net assets.

^	Rate shown is the 7-day effective yield at June 30, 2023.
º	The coupon rate shown on variable rate securities represents the rates at June 30, 2023.
@	Level 2 Securities
+	Zero coupon bond. Yield to maturity shown.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2023 (Unaudited)

ASSETS
Investments in securities, at value (cost $71,287,880)	$121,418,998
Receivables:
Securities sold	413,727
Fund shares sold	358,044
Dividends and interest	237,927
Prepaid expenses	46,390
Total assets	122,475,086

LIABILITIES
Payables:
Due to affiliate (Note 5)	77,024
Fund shares redeemed	1,930
Accrued expenses	55,619
Total liabilities	134,573

NET ASSETS	$122,340,513

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	5,205,515

Net asset value, offering and redemption price per share	$23.50

COMPONENTS OF NET ASSETS
Capital stock at par value	$52,055
Paid-in capital	65,965,806
Distributable earnings	56,322,652
NET ASSETS	$122,340,513

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2023 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $3,654)	$808,624
Interest	476,930
Total income	1,285,554

Expenses
Advisory fees (Note 5)	477,956
Administration fees	34,965
Sub transfer agent fees	26,513
Transfer agent fees	26,617
Directors fees	22,810
Legal fees	31,423
Administration fees – Corbyn (Note 5)	21,249
Fund accounting fees	17,687
Blue sky fees	13,548
Audit fees	14,709
Insurance fees	14,158
Reports to shareholders	8,248
Miscellaneous fees	7,518
Custody fees	7,351
Total expenses	724,752
Net investment income	560,802

NET REALIZED AND CHANGE IN NET UNREALIZED LOSS ON INVESTMENTS
Net realized gain on sale of investments	5,429,433
Change in net unrealized appreciation on investments	1,129,550
Net realized and change in net unrealized gain on investments	6,558,983
Net increase in net assets resulting from operations	$7,119,785

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2023#	December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$560,802	$1,574,154
Net realized gain on sale of investments	5,429,433	7,110,118
Change in net unrealized appreciation (depreciation) on investments	1,129,550	(23,546,360)
Net increase (decrease) in net assets resulting from operations	7,119,785	(14,862,088)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Total distributions to shareholders	—	(10,519,445)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares(a)	(20,678,481)	(11,491,481)

Total increase (decrease) in net assets	(13,558,696)	(36,873,014)

NET ASSETS
Beginning of year	135,899,209	172,772,223
End of year	$122,340,513	$135,899,209

(a)	A summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2023#		December 30, 2022
	Shares	Value	Shares	Value
Shares sold	71,662	$1,633,096	255,510	$6,318,982
Shares issued in reinvestment of distributions	—	—	451,607	10,084,287
Shares redeemed	(989,651)	(22,311,577)	(1,160,806)	(27,894,750)
Net increase (decrease)	(917,989)	$(20,678,481)	(453,689)	$(11,491,481)

#	Unaudited

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2023#		2022	2021	2020	2019	2018
Net asset value, beginning of period	$22.19		$26.27	$22.36	$22.13	$19.77	$24.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11		0.26	0.10	0.30	0.30	0.40
Net realized and unrealized gain (loss) on investments	1.20		(2.55)	5.83	0.47	3.80	(2.78)
Total from investment operations	1.31		(2.29)	5.93	0.77	4.10	(2.38)

LESS DISTRIBUTIONS:
From net investment income	—		(0.28)	(0.11)	(0.33)	(0.35)	(0.39)
From net realized gain	—		(1.51)	(1.91)	(0.21)	(1.39)	(1.79)
Total distributions	—		(1.79)	(2.02)	(0.54)	(1.74)	(2.18)
Net asset value, end of period	$23.50		$22.19	$26.27	$22.36	$22.13	$19.77
Total return	5.90%		(8.67%)	26.83%	3.78%	20.86%	(10.15%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	122.3		$135.9	$172.8	$138.7	$192.2	$203.6
Ratio of expenses to average net assets	1.14	%+	1.09%	1.07%	1.12%	1.04%	1.01%
Ratio of net investment income to average net assets	0.88	%+	1.07%	0.40%	1.45%	1.29%	1.60%
Portfolio turnover rate	7	%^	11%	29%	31%	13%	30%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2023 (Unaudited)

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983. Corbyn Investment Management, Inc. (the “Adviser” or “Corbyn”) is the Fund’s investment adviser.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard codification topic 946 “Financial Services – Investment Companies.”

Investment transactions and related investment income – Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis using the effective interest method. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of Investments – Generally, the Fund’s investments are valued at market value. Equity securities traded on a principal stock exchange are valued at the last quoted sale price. Equity securities traded on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Equity securities that are not traded on a principal exchange or NASDAQ are valued at the last sale price in the over-the- counter market. In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing NAV per share on the day of valuation. The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within  60 days, are generally traded in the over-the-counter market. These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2023 (Unaudited) (Con’t)

type, as well as prices supplied by dealers who make markets in such securities. In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at the mean of the closing bid and asked prices from sources Corbyn deems appropriate pursuant to policies and procedures approved by the Board.

The Board of Directors (the “Board”) has designated Corbyn as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. As such, the Adviser has adopted and implemented policies and procedures for making Fair Value determinations for the Fund’s assets in the absence of a market price for any asset where quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers, or independent pricing services are unreliable, and the Adviser shall make such determinations in accordance with the Adviser’s fair valuation policy.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2023:

	Quoted Prices	Significant Other	Significant
	in Active	Observable	Unobservable	Carrying Value,
	Market	Inputs	Inputs	at June 30, 2023
	Level 1	Level 2	Level 3	Total
Common Stocks*	$105,096,972	$—	$—	$105,096,972
Preferred Stocks*	2,412,152	—	—	2,412,152
Exchange Traded Funds*	2,805,306	—	—	2,805,306
Convertible Bonds*	—	1,365,449	—	1,365,449
Corporate Bonds*	—	6,760,541	—	6,760,541
Short-Term Investments	2,978,578	—	—	2,978,578
Total	$113,293,008	$8,125,990	$—	$121,418,998

*  See Schedule of Investments for industry breakdown.

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2023 (Unaudited) (Con’t)

The Fund did not have any Level 3 securities during the six months ended June 30, 2023.

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

The Fund’s policy is to declare dividends from net investment income and distributions from net realized gains as determined in accordance with the Internal Revenue Code which may differ from GAAP. Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 13, 2022 an income dividend of $0.15 per share, short-term capital gain distribution of $0.00434 per share and long-term capital gain distribution of $0.34236 per share was declared, payable on July 14, 2022, to shareholders of record on July 12, 2022. Additionally, on December 21, 2022, an income dividend of $0.12530, a short-term capital gains distribution of $0.00180 and a long-term capital gains distribution of $1.16000 per share was declared, payable on December 22, 2022 to shareholders of record on December 20, 2022. The tax character of distributions paid during the six months ended June 30, 2023 and December 31, 2022 were as follows:

Distributions paid from:	June 30, 2023	December 31, 2022
Ordinary income	$ —	$1,673,909
Long-term capital gain	$ —	$8,845,537

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2022.

Note 3 – Purchases and Sales of Investments

For the six months ended June 30, 2023, purchases and sales of investments, other than short-term investments, aggregated $8,364,444 and $28,265,911, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Note 4 – Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2023 (Unaudited) (Con’t)

As of, and during, the year ended December 31, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Generally, tax authorities can examine tax returns filed for all open tax years (2019-2022).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. As of December 31, 2022, the Fund’s most recently completed year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$85,904,926
Gross tax unrealized appreciation	52,138,486
Gross tax unrealized depreciation	(3,276,945)
Net tax unrealized depreciation	48,861,541
Undistributed ordinary income	86,810
Undistributed long-term capital gains	254,517
Total distributable earnings	341,327
Other accumulated gains/loss	—
Total distributable earnings	$49,202,868

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, the Fund did not have any reclassifications between paid in capital and distributable earnings.

As of December 31, 2022, the Fund did not have a post-October capital loss or a capital loss carryforward.

Note 5 – Transactions with Affiliated Parties

Under an advisory agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. For the six months ended June 30, 2023, the Fund incurred $477,956 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services. As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly. For the six months ended June 30, 2023, the Fund incurred $21,249 in administrative fees to Corbyn.

At June 30, 2023, investors for whom Corbyn was investment adviser held 698,666 shares of the Fund.

Greenspring Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2023 (Unaudited) (Con’t)

Note 6 – Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2023, no individuals or entities, for the benefit of their customers, owned more than 25% of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

Note 7 – Subsequent Events

On July 12, 2023 an income dividend of $0.12 per share, and long-term capital gain distribution of $0.05010 per share was declared, payable July 13, 2023, to shareholders of record on July 11, 2023.

Management has evaluated other events and transactions occurring after June 30, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

On August 14, 2023, the Fund completed it’s reorganization into the Cromwell Greenspring Mid Cap Fund.

Greenspring Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Continuance of the Investment Advisory Agreement (the “Agreement”) must be considered annually by the directors of the Fund who are not parties to the Agreement or “interested persons” of any such party (as defined in the 1940 Act) (the “Independent Directors”). In order for continuance to be approved, a majority of the Independent Directors must vote for such approval at an in-person meeting called for this purpose.

The Board of Directors (the “Board”), including a majority of the Independent Directors, approved the continuance of the Agreement most recently during a virtual meeting (allowed under the Securities and Exchange Commission’s order dated June 19, 2020) in February 2023. To assist the Directors in their evaluation of the Agreement, the Board was supplied with information by the Adviser in advance of the meeting. After a detailed presentation by the Adviser, during which the written materials were reviewed and questions from the Board were answered, the Independent Directors met separately to consider the approval of the Agreement. The Board as a whole, and the Independent Directors voting separately, then approved the continuation of the Agreement as being in the best interest of the Fund. In considering the Agreement, the Board did not identify any particular overriding factor, but considered all the information available.

Below is a summary of the primary factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Agreement:

1.
The nature, extent, and quality of the services to be provided by the Adviser under the Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser. The Board reviewed the qualifications, experience and tenure of the Fund’s portfolio manager, management, and other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board considered the Adviser’s resources and compliance structure. The Board reviewed the compliance program of the Adviser and the qualifications and experience of the CCO of both the Adviser and the Fund, as well as the Adviser’s compliance record and the Adviser’s oversight of the Fund’s third-party service providers. The Board also reviewed the Adviser’s management of the Fund’s working relationship with third-party service providers. Additionally, the Board discussed the Adviser’s resources to market the Fund and efforts taken to maintain and grow Fund assets to benefit shareholders. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment research, compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

2.
The Fund’s historical investment performance. The Board considered the Fund’s investment performance. The Board discussed the short- and long-term investment performance of the Fund on an absolute basis and compared to peer funds, category benchmarks, relative market indices and major market indices. The Board noted that for the year ended December 31, 2022, the Fund’s one-year, three-year and five-year returns compared favorably to that of the average performance of its peer funds, category benchmarks and other relative market indices. As part of its analysis of investment performance, the Board considered the Fund’s investment objective, market conditions, consistency of returns and level of risk taken as well as the Fund’s portfolio management presentations and the detailed information relating to the Fund’s portfolio and performance presented at its quarterly meetings. The Board concluded that the Fund’s investment performance was satisfactory, given various market conditions, the levels of risk taken, consistency of returns and the Fund’s long-term, as well as short-term performance objective.

Greenspring Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Con’t)

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. The Board considered the costs of services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. The Board reviewed a presentation prepared by the Adviser, as well as two independent analyses prepared by the Fund’s third-party service provider comparing the Fund to a group of peer funds, which were similar in asset size, operating and expense structures. The Board also considered that the Adviser had consistently maintained a reasonable annual total expense ratio without waiving and/or reimbursing any Fund fees or expenses per the analysis. The Board also considered the fact that the Adviser pays all fees charged by the distributor out of its own assets and no fees were paid by the Fund. Additionally, the Board discussed the services the Adviser provides to separately managed accounts and considered how those services differ from the services provided to the Fund. Upon consideration of the reports provided and other factors discussed, the Board concluded that the fee structure of the Advisory Agreement was fair and reasonable.

4.
Economies of scale. The Board considered the economies of scale realized due to the size of the Fund. The Board noted that the Advisory Agreement’s fee schedule includes breakpoints at net asset levels of $250 million and $500 million, whereby the advisory fee paid by the Fund decrease as asset levels increase.

5.
Costs of services provided and profits to be realized by the Adviser. The Board also discussed the profitability of the Advisory Agreement to the Adviser. The Board concluded that the level of the Adviser’s profitability was reasonable and adequate to support the services being provided to the Fund and its shareholders.

6.
Other factors and considerations. The Board discussed the other benefits to the Adviser from serving as the investment adviser to the Fund, including other services provided by the Adviser to the Fund throughout the year. The Board considered the Adviser’s receipt of brokerage and research services in exchange for soft dollar commissions paid by the Fund and how those brokerage and research services benefited the Fund and its shareholders.

Greenspring Fund

NOTICE TO SHAREHOLDERS June 30, 2023 (Unaudited)

Tax Information
For the year ended December 31, 2022, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as QDI was 100.00%.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2022, which is designated as qualifying for the dividends-received deduction, is 99.03%.

For foreign shareholders in the Fund, for the year ended December 31, 2022, 31.73% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 1.43% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section  871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended December 31, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Port Part F Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarter of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling   (800) SEC-0330.

Reports and Householding
We will mail only one physical copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses that have made such elections in accordance with Rule 30e-3 and shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfunds.com.

Greenspring Fund

PRIVACY POLICY June 30, 2023 (Unaudited)

Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct its business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as its Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet shareholders’ financial needs and regulatory requirements. These third parties act on our behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former shareholders to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or info@greenspringfund.com. Thank you.

This Privacy Policy is not part of the Semiannual Report.

Greenspring Fund

Performance Since Inception on
July 1, 1983 through June 30, 2023
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through June 30, 2023. The total value of $303,545 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees (the Fund no longer imposes a redemption fee effective May 1, 2018). This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended June 30, 2023 were 10.37%, 15.21%, 6.17%, 5.98% and 8.91%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

(This Page Intentionally Left Blank.)

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfunds.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr., Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Symbol – GRSPX
CUSIP – 395724107

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

The registrant is not a foreign issuer.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [Chief Executive Officer] and [Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act (17 CFR 270.23 C-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*        /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date 8/28/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date 8/28/2023

By (Signature and Title)*        /s/Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date 8/28/2023

* Print the name and title of each signing officer under his or her signature.